Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2025

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2025

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	As of
	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024
Assets:
Cash and cash equivalents	$484,808	$793,020	$432,151	$530,865	$400,059
Investment securities	711,906	615,663	595,626	478,064	557,459
Loans held for sale	36,802	41,265	32,387	34,407	41,904
Loans	5,373,020	5,289,793	5,439,466	5,296,917	5,264,270
Allowance for credit losses	(81,760)	(106,303)	(91,978)	(82,158)	(80,687)
Loans, net	5,291,260	5,183,490	5,347,488	5,214,759	5,183,583
Federal Home Loan Bank ("FHLB") stock, at cost	24,568	26,748	24,478	23,981	23,840
Premises and equipment, net	36,651	31,996	32,309	33,007	33,224
Right-of-use assets	34,327	35,857	36,182	35,897	31,720
Goodwill	40,516	40,516	40,516	40,516	40,516
Other real estate owned ("OREO")	1,054	1,107	1,160	1,212	1,265
Bank owned life insurance ("BOLI")	108,738	107,918	107,125	106,288	105,462
Other assets and accrued interest receivable	200,287	197,975	197,245	193,474	197,542
Total assets	$6,970,917	$7,075,555	$6,846,667	$6,692,470	$6,616,574

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,223,016	$1,375,234	$1,207,764	$1,260,086	$1,279,390
Interest-bearing	4,094,223	4,030,658	4,002,782	3,841,610	3,789,657
Total deposits	5,317,239	5,405,892	5,210,546	5,101,696	5,069,047

Securities sold under agreements to
repurchase ("SSUAR") and other short-term borrowings	72,103	89,718	103,318	79,383	72,598
Operating lease liabilities	35,335	36,831	37,121	36,797	32,602
Federal Home Loan Bank advances	370,000	370,000	395,000	370,000	370,000
Other liabilities and accrued interest payable	116,134	139,025	108,653	124,889	116,904
Total liabilities	5,910,811	6,041,466	5,854,638	5,712,765	5,661,151

Stockholders' equity	1,060,106	1,034,089	992,029	979,705	955,423
Total liabilities and stockholders' equity	$6,970,917	$7,075,555	$6,846,667	$6,692,470	$6,616,574

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Average Balance Sheet Data
	Three Months Ended					Six Months Ended
	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Jun. 30, 2025	Jun. 30, 2024
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$622,909	$516,785	$583,672	$457,797	$393,095	$570,140	$423,761
Investment securities, including FHLB stock	686,223	619,525	594,567	593,449	670,114	653,058	701,396
Loans, including loans held for sale	5,318,666	5,497,968	5,313,234	5,261,173	5,262,719	5,407,821	5,358,531
Total interest-earning assets	6,627,798	6,634,278	6,491,473	6,312,419	6,325,928	6,631,019	6,483,688

Allowance for credit losses	(105,726)	(102,271)	(82,301)	(81,567)	(108,194)	(104,008)	(102,320)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	125,098	389,994	93,927	82,969	102,712	256,814	191,665
Premises and equipment, net	33,250	32,513	32,933	33,319	33,452	32,883	33,671
Bank owned life insurance	108,416	107,599	106,814	105,974	105,128	108,010	104,716
Other assets	273,195	273,643	257,780	258,704	247,858	273,420	251,809

Total assets	$7,062,031	$7,335,756	$6,900,626	$6,711,818	$6,706,884	$7,198,138	$6,963,229

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$4,081,209	$4,041,991	$3,921,291	$3,820,078	$3,848,238	$4,061,709	$3,926,542
SSUARs and other short-term borrowings	87,760	108,760	142,007	73,660	88,326	98,202	95,459
Federal Home Loan Bank advances	370,000	520,778	370,780	387,989	305,604	444,972	420,907
Total interest-bearing liabilities	4,538,969	4,671,529	4,434,078	4,281,727	4,242,168	4,604,883	4,442,908

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,323,622	1,491,084	1,328,885	1,313,207	1,366,862	1,406,890	1,428,455
Other liabilities	143,941	150,299	140,228	140,761	144,108	147,103	148,472
Stockholders' equity	1,055,499	1,022,844	997,435	976,123	953,746	1,039,262	943,394

Total liabilities and stockholders’ equity	$7,062,031	$7,335,756	$6,900,626	$6,711,818	$6,706,884	$7,198,138	$6,963,229

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Total Company Average Balance Sheet and Interest Rates

	Three Months Ended June 30, 2025			Three Months Ended June 30, 2024
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$622,909	$6,917	4.45%	$393,095	$5,334	5.46%
Investment securities, including FHLB stock (a)	686,223	6,346	3.71	670,114	5,144	3.09

TRS Refund Advances (b)	26,353	25	0.38	37,103	742	8.04
RCS LOC products (b)	46,252	12,434	107.83	42,011	11,272	107.91
Other RPG loans	92,012	1,559	6.80	104,042	2,069	8.00
Outstanding Warehouse lines of credit	566,707	9,803	6.94	456,908	9,064	7.98
Traditional Bank loans (c)	4,587,342	65,119	5.69	4,622,655	64,075	5.57
Total loans (d)	5,318,666	88,940	6.71	5,262,719	87,222	6.67

Total interest-earning assets	6,627,798	102,203	6.19	6,325,928	97,700	6.21

Allowance for credit losses	(105,726)			(108,194)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	125,098			102,712
Premises and equipment, net	33,250			33,452
Bank owned life insurance	108,416			105,128
Other assets (a)	273,195			247,858
Total assets	$7,062,031			$6,706,884

LIABILITIES AND STOCKHOLDERS’ EQUITY

Interest-bearing liabilities:
Transaction accounts	$1,699,450	$2,557	0.60%	$1,821,025	$6,323	1.40%
Money market accounts	1,406,053	10,183	2.90	1,120,833	9,652	3.46
Time deposits	445,129	4,168	3.76	387,150	3,859	4.01
Reciprocal money market and time deposits	318,576	2,622	3.30	334,496	3,514	4.23
Brokered deposits	212,001	2,320	4.39	184,734	2,425	5.28

Total interest-bearing deposits	4,081,209	21,850	2.15	3,848,238	25,773	2.69

SSUARs and other short-term borrowings	87,760	140	0.64	88,326	132	0.60
Federal Home Loan Bank advances	370,000	4,011	4.35	305,604	3,259	4.29

Total interest-bearing liabilities	4,538,969	26,001	2.30	4,242,168	29,164	2.77

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,323,622			1,366,862
Other liabilities	143,941			144,108
Stockholders’ equity	1,055,499			953,746
Total liabilities and stockholders’ equity	$7,062,031			$6,706,884

Net interest income		$76,202			$68,536

Net interest spread			3.89%			3.44%

Net interest margin			4.61%			4.36%

(a)	For the purpose of this calculation, the fair market value adjustment on debt securities is included as a component of other assets.
(b)	Interest income for TRS Refund Advances and RCS LOC products is composed entirely of loan fees.
(c)	Average balances for loans include the principal balance of nonaccrual loans and loans held for sale, and are inclusive of all loan premiums, discounts, fees, and costs.
(d)	See Footnote 1 for detail of loan fees by reporting segment.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended					Six Months Ended
	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Jun. 30, 2025	Jun. 30, 2024

Total interest income (1)	$102,203	$129,838	$103,108	$101,546	$97,700	$232,041	$228,332
Total interest expense	26,001	27,150	27,714	30,241	29,164	53,151	62,877
Net interest income	76,202	102,688	75,394	71,305	68,536	178,890	165,455

Provision (2)	1,823	17,672	12,951	5,660	5,143	19,495	35,765

Noninterest income:
Service charges on deposit accounts	3,505	3,460	3,654	3,693	3,526	6,965	6,839
Net refund transfer fees	2,567	13,893	143	582	3,811	16,460	14,631
Mortgage banking income (3)	1,896	1,821	1,454	2,062	1,612	3,717	1,922
Interchange fee income	3,200	3,077	3,173	3,286	3,351	6,277	6,508
Program fees (3)	4,451	3,822	4,279	4,962	4,398	8,273	8,577
Increase in cash surrender value of BOLI	821	793	836	826	792	1,614	1,546
Net losses on OREO	(53)	(53)	(52)	(53)	(48)	(106)	(101)
Gain on sale of Visa Class B-1 shares	—	4,090	—	—	—	4,090	—
Other (3)	1,257	2,251	631	1,455	904	3,508	1,797
Total noninterest income	17,644	33,154	14,118	16,813	18,346	50,798	41,719

Noninterest expense:
Salaries and employee benefits	30,801	31,069	30,999	28,792	29,143	61,870	58,859
Technology, equipment, and communication	8,684	8,643	8,316	7,544	7,340	17,327	14,830
Occupancy	3,391	3,564	3,401	3,224	3,409	6,955	7,231
Marketing and development	1,243	1,387	2,827	1,983	2,705	2,630	4,629
FDIC insurance expense	731	819	728	764	748	1,550	1,520
Interchange related expense	1,488	1,636	1,595	1,540	1,412	3,124	2,710
Legal and professional fees	666	1,118	794	870	770	1,784	1,825
Core conversion and contract consulting fees	182	5,714	—	—	—	5,896	—
Merger expense	—	—	—	—	—	—	41
Other (2)	4,447	4,258	4,851	3,892	4,107	8,705	8,960
Total noninterest expense	51,633	58,208	53,511	48,609	49,634	109,841	100,605

Income before income tax expense	40,390	59,962	23,050	33,849	32,105	100,352	70,804
Income tax expense	8,906	12,694	4,034	7,306	6,899	21,600	14,992

Net income	$31,484	$47,268	$19,016	$26,543	$25,206	$78,752	$55,812

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended					As of and for the Six Months Ended
	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Jun. 30, 2025	Jun. 30, 2024
Per Share Data:

Basic weighted average shares outstanding	19,721	19,711	19,672	19,654	19,633	19,721	19,626
Diluted weighted average shares outstanding	19,784	19,797	19,778	19,735	19,714	19,795	19,697

Period-end shares outstanding:
Class A Common Stock	17,378	17,368	17,298	17,293	17,275	17,378	17,275
Class B Common Stock	2,149	2,150	2,150	2,150	2,150	2,149	2,150

Book value per share (4)	$54.29	$52.98	$51.01	$50.39	$49.19	$54.29	$49.19
Tangible book value per share (4)	51.78	50.46	48.47	47.84	46.62	51.78	46.62

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$1.62	$2.43	$0.99	$1.37	$1.31	$4.04	$2.88
Basic EPS - Class B Common Stock	1.47	2.21	0.89	1.25	1.18	3.68	2.62
Diluted EPS - Class A Common Stock	1.61	2.42	0.98	1.37	1.30	4.03	2.87
Diluted EPS - Class B Common Stock	1.47	2.20	0.89	1.24	1.18	3.66	2.61

Cash dividends declared per Common share:
Class A Common Stock	$0.451	$0.451	$0.407	$0.407	$0.407	$0.902	$0.814
Class B Common Stock	0.410	0.410	0.370	0.370	0.370	0.820	0.740

Performance Ratios:

Return on average assets	1.79%	2.61%	1.10%	1.58%	1.50%	2.21%	1.61%
Return on average equity	11.96	18.74	7.63	10.88	10.57	15.28	11.90
Efficiency ratio (5)	55.0	40.3	59.8	55.2	57.1	46.5	48.5
Yield on average interest-earning assets (1)	6.19	7.94	6.32	6.40	6.21	7.06	7.08
Cost of average interest-bearing liabilities	2.30	2.36	2.49	2.81	2.77	2.33	2.85
Cost of average deposits (6)	1.62	1.57	1.79	2.01	1.98	1.59	1.98
Net interest spread (1)	3.89	5.58	3.83	3.59	3.44	4.73	4.23
Net interest margin - Total Company (1)	4.61	6.28	4.62	4.49	4.36	5.44	5.13
Net interest margin - Core Bank (1)	3.72	3.70	3.64	3.53	3.46	3.71	3.38

Other Information:

End of period FTEs (7) - Total Company	974	981	989	992	999	974	999
End of period FTEs (7) - Core Bank	917	923	933	935	943	917	943
Number of full-service banking centers	47	47	47	47	47	47	47

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Loan Composition and Allowance for Credit Losses on Loans
	As of
	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024
Loan Composition

Traditional Banking:
Residential real estate:
Owner occupied	$1,031,898	$1,025,461	$1,032,459	$1,046,385	$1,058,139
Nonowner occupied	303,357	311,955	318,096	326,273	331,954
Commercial real estate	1,789,043	1,806,760	1,813,177	1,813,303	1,821,798
Construction & land development	258,817	238,562	244,121	247,730	239,615
Commercial & industrial	481,219	482,955	460,245	437,911	452,815
Lease financing receivables	96,547	93,159	93,304	89,653	88,529
Aircraft	211,910	219,292	226,179	235,327	240,275
Home equity	387,599	365,631	353,441	341,204	325,086
Consumer:
Credit cards	10,315	11,136	16,464	16,762	16,547
Overdrafts	826	779	982	827	746
Automobile loans	916	1,031	1,156	1,340	1,599
Other consumer	9,705	9,638	9,555	10,181	12,064
Total Traditional Banking	4,582,152	4,566,359	4,569,179	4,566,896	4,589,167
Warehouse lines of credit	671,773	569,502	550,760	595,163	549,011
Total Core Banking	5,253,925	5,135,861	5,119,939	5,162,059	5,138,178

Republic Processing Group:
Tax Refund Solutions:
Refund Advances	—	30,344	138,614	—	—
Other TRS commercial & industrial loans	95	5,841	52,180	302	92
Republic Credit Solutions	119,000	117,747	128,733	134,556	126,000
Total Republic Processing Group	119,095	153,932	319,527	134,858	126,092

Total Loans - Total Company	$5,373,020	$5,289,793	$5,439,466	$5,296,917	$5,264,270

Allowance for Credit Losses on Loans ("Allowance")

Traditional Banking	$59,055	$58,851	$59,756	$59,549	$59,865
Warehouse Lending	1,676	1,421	1,374	1,486	1,370
Total Core Banking	60,731	60,272	61,130	61,035	61,235

Tax Refund Solutions	—	25,981	9,861	1	—
Republic Credit Solutions	21,029	20,050	20,987	21,122	19,452
Total Republic Processing Group	21,029	46,031	30,848	21,123	19,452

Total Allowance - Total Company	$81,760	$106,303	$91,978	$82,158	$80,687

Allowance to Total Loans

Traditional Banking	1.29%	1.29%	1.31%	1.30%	1.30%
Warehouse Lending	0.25	0.25	0.25	0.25	0.25
Total Core Banking	1.16	1.17	1.19	1.18	1.19

Tax Refund Solutions	—	71.80	5.17	0.33	—
Republic Credit Solutions	17.67	17.03	16.30	15.70	15.44
Total Republic Processing Group	17.66	29.90	9.65	15.66	15.43

Total Company	1.52	2.01	1.69	1.55	1.53

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2025 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					As of and for the Six Months Ended
	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Jun. 30, 2025	Jun. 30, 2024

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$21,537	$22,730	$22,619	$19,381	$19,910	$21,537	$19,910
Loans past due 90-days-or-more and still on accrual	105	120	141	164	631	105	631
Total nonperforming loans	21,642	22,850	22,760	19,545	20,541	21,642	20,541
OREO	1,054	1,107	1,160	1,212	1,265	1,054	1,265
Total nonperforming assets	$22,696	$23,957	$23,920	$20,757	$21,806	$22,696	$21,806

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$21,537	$22,730	$22,619	$19,381	$19,910	$21,537	$19,910
Loans past due 90-days-or-more and still on accrual	—	—	—	—	—	—	—
Total nonperforming loans	21,537	22,730	22,619	19,381	19,910	21,537	19,910
OREO	1,054	1,107	1,160	1,212	1,265	1,054	1,265
Total nonperforming assets	$22,591	$23,837	$23,779	$20,593	$21,175	$22,591	$21,175

Delinquent Loans:
Core Bank	$9,953	$9,031	$10,185	$10,048	$9,313	$9,953	$9,313
RPG	9,133	8,282	10,304	10,902	9,970	9,133	9,970
Total delinquent loans - Total Company	$19,086	$17,313	$20,489	$20,950	$19,283	$19,086	$19,283

NCOs (Recoveries) by Segment:
Traditional Bank	$313	$136	$277	$1,804	$232	$449	$412
Warehouse Lending	—	—	—	—	—	—	—
Core Bank	313	136	277	1,804	232	449	412
Tax Refund Solutions	22,049	(693)	(2,159)	(2,311)	28,887	21,356	28,582
Republic Credit Solutions	4,004	3,904	5,018	4,695	4,045	7,908	8,220
RPG	26,053	3,211	2,859	2,384	32,932	29,264	36,802
Total NCOs (recoveries) - Total Company	$26,366	$3,347	$3,136	$4,188	$33,164	$29,713	$37,214

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.40%	0.43%	0.42%	0.37%	0.39%	0.40%	0.39%
Nonperforming assets to total loans (including OREO)	0.42	0.45	0.44	0.39	0.41	0.42	0.41
Nonperforming assets to total assets	0.33	0.34	0.35	0.31	0.33	0.33	0.33
Allowance for credit losses to total loans	1.52	2.01	1.69	1.55	1.53	1.52	1.53
Allowance for credit losses to nonperforming loans	378	465	404	420	393	378	393
Delinquent loans to total loans (8)	0.36	0.33	0.38	0.40	0.37	0.36	0.37
Annualized NCOs (recoveries) to average loans	1.99	0.24	0.24	0.32	2.52	1.11	1.40

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.41%	0.44%	0.44%	0.38%	0.39%	0.41%	0.39%
Nonperforming assets to total loans (including OREO)	0.43	0.46	0.46	0.40	0.41	0.43	0.41
Nonperforming assets to total assets	0.35	0.37	0.39	0.33	0.35	0.35	0.35
Allowance for credit losses to total loans	1.16	1.17	1.19	1.18	1.19	1.16	1.19
Allowance for credit losses to nonperforming loans	282	265	270	315	308	282	308
Delinquent loans to total loans (8)	0.19	0.18	0.20	0.19	0.18	0.19	0.18
Annualized NCOs (recoveries) to average loans	0.02	0.01	0.02	0.14	0.02	0.02	0.02

TRS Refund Advances ("RAs and ERAs")

RAs and ERAs originated	$—	$662,556	$138,614	$—	$—	$662,556	$771,091
Net (credit) charge to the Provision for RAs and ERAs	(3,934)	15,335	7,637	(2,311)	(1,158)	11,401	24,560
RAs and ERAs NCOs (recoveries)	21,885	(691)	(2,156)	(2,311)	28,764	21,194	28,489

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2025 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker (“CODM”), who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of June 30, 2025, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending, Tax Refund Solutions, Republic Payment Solutions, and Republic Credit Solutions. Management considers the first two segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last three segments collectively constitute Republic Processing Group operations.

The Company’s Executive Chair and Chief Executive Officer serve as the Company’s CODM. Income (loss) before income tax expense is the reportable measure of segment profit or loss that the CODM regularly reviews and uses to allocate resources and assess performance.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking

Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.

Net interest income

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Net interest income

Republic Processing Group:

Tax Refund Solutions

Offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. TRS products are primarily provided to clients outside of the Bank’s market footprint.

Net interest income and Net refund transfer fees

Republic Payment Solutions	Offers general-purpose reloadable cards. RPS products are primarily provided to clients outside of the Bank’s market footprint.	Net interest income and Program fees

Republic Credit Solutions

Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.

Net interest income and Program fees

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s most recent Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2025 (continued)

Segment information for the quarters and six months ended June 30, 2025, and 2024 follows:

	Three Months Ended June 30, 2025
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$56,380	$3,549	$59,929	$62	$3,563	$12,648	$16,273	$76,202

Provision for expected credit loss expense	517	255	772	(3,932)	—	4,983	1,051	1,823

Net refund transfer fees	—	—	—	2,567	—	—	2,567	2,567
Mortgage banking income	1,896	—	1,896	—	—	—	—	1,896
Program fees	—	—	—	—	735	3,716	4,451	4,451
Other noninterest income	8,550	23	8,573	156	1	—	157	8,730
Total noninterest income	10,446	23	10,469	2,723	736	3,716	7,175	17,644

Total noninterest expense	44,633	951	45,584	2,504	1,179	2,366	6,049	51,633

Income before income tax expense	21,676	2,366	24,042	4,213	3,120	9,015	16,348	40,390
Income tax expense	4,820	533	5,353	901	679	1,973	3,553	8,906

Net income	$16,856	$1,833	$18,689	$3,312	$2,441	$7,042	$12,795	$31,484

Period-end assets	$5,788,697	$672,166	$6,460,863	$32,771	$346,586	$130,697	$510,054	$6,970,917

Net interest margin	3.84%	2.51%	3.72%	NM	4.28%	NM	NM	4.61%

Net-revenue concentration*	71%	4%	75%	3%	5%	17%	25%	100%

	Three Months Ended June 30, 2024
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$49,915	$2,914	$52,829	$823	$2,930	$11,954	$15,707	$68,536

Provision for expected credit loss expense	915	214	1,129	(1,182)	—	5,196	4,014	5,143

Net refund transfer fees	—	—	—	3,811	—	—	3,811	3,811
Mortgage banking income	1,612	—	1,612	—	—	—	—	1,612
Program fees	—	—	—	—	760	3,638	4,398	4,398
Other noninterest income	8,435	13	8,448	75	1	1	77	8,525
Total noninterest income	10,047	13	10,060	3,886	761	3,639	8,286	18,346

Total noninterest expense	41,712	927	42,639	2,024	1,018	3,953	6,995	49,634

Income before income tax expense	17,335	1,786	19,121	3,867	2,673	6,444	12,984	32,105
Income tax expense	3,708	403	4,111	796	574	1,418	2,788	6,899

Net income	$13,627	$1,383	$15,010	$3,071	$2,099	$5,026	$10,196	$25,206

Period-end assets	$5,531,961	$549,472	$6,081,433	$32,106	$362,410	$140,625	$535,141	$6,616,574

Net interest margin	3.53%	2.57%	3.46%	NM	5.03%	NM	NM	4.36%

Net-revenue concentration*	70%	3%	73%	5%	4%	18%	27%	100%

* Net revenue represents net interest income plus total noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2025 (continued)

	Six Months Ended June 30, 2025
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$109,701	$6,577	$116,278	$29,874	$7,557	$25,181	$62,612	$178,890

Provision for expected credit loss expense	(252)	302	50	11,495	—	7,950	19,445	19,495

Net refund transfer fees	—	—	—	16,460	—	—	16,460	16,460
Mortgage banking income	3,717	—	3,717	—	—	—	—	3,717
Program fees	—	—	—	—	1,502	6,771	8,273	8,273
Gain on sale of Visa Class B-1 shares	4,090	—	4,090	—	—	—	—	4,090
Other noninterest income	18,003	43	18,046	210	1	1	212	18,258
Total noninterest income	25,810	43	25,853	16,670	1,503	6,772	24,945	50,798

Total noninterest expense	94,539	1,823	96,362	5,727	2,239	5,513	13,479	109,841

Income before income tax expense	41,224	4,495	45,719	29,322	6,821	18,490	54,633	100,352
Income tax expense	8,656	1,013	9,669	6,399	1,485	4,047	11,931	21,600

Net income	$32,568	$3,482	$36,050	$22,923	$5,336	$14,443	$42,702	$78,752

Period-end assets	$5,788,697	$672,166	$6,460,863	$32,771	$346,586	$130,697	$510,054	$6,970,917

Net interest margin	3.81%	2.59%	3.71%	NM	4.42%	NM	NM	5.44%

Net-revenue concentration*	59%	3%	62%	20%	4%	14%	38%	100%

	Six Months Ended June 30, 2024
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$98,174	$5,171	$103,345	$31,733	$6,438	$23,939	$62,110	$165,455

Provision for expected credit loss expense	1,273	523	1,796	24,592	—	9,377	33,969	35,765

Net refund transfer fees	—	—	—	14,631	—	—	14,631	14,631
Mortgage banking income	1,922	—	1,922	—	—	—	—	1,922
Program fees	—	—	—	—	1,533	7,044	8,577	8,577
Other noninterest income	16,421	26	16,447	138	2	2	142	16,589
Total noninterest income	18,343	26	18,369	14,769	1,535	7,046	23,350	41,719

Total noninterest expense	83,106	1,805	84,911	6,536	1,972	7,186	15,694	100,605

Income before income tax expense	32,138	2,869	35,007	15,374	6,001	14,422	35,797	70,804
Income tax expense	6,228	647	6,875	3,510	1,335	3,272	8,117	14,992

Net income	$25,910	$2,222	$28,132	$11,864	$4,666	$11,150	$27,680	$55,812

Period-end assets	$5,531,961	$549,472	$6,081,433	$32,106	$362,410	$140,625	$535,141	$6,616,574

Net interest margin	3.43%	2.61%	3.38%	NM	5.05%	NM	NM	5.13%

Net-revenue concentration*	56%	3%	59%	22%	4%	15%	41%	100%

* Net revenue represents net interest income plus total noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2025 (continued)

Footnotes:

(1)	The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The following table presents the Company’s loan fees by segment:

	Three Months Ended					Six Months Ended
(dollars in thousands)	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Jun. 30, 2025	Jun. 30, 2024

Traditional Banking	$1,367	$1,291	$1,161	$1,518	$1,281	$2,658	$2,647
Warehouse Lending	369	310	308	392	322	679	585
Total Core Bank	1,736	1,601	1,469	1,910	1,603	3,337	3,232
TRS	25	33,675	2,605	42	756	33,700	36,627
RCS	12,434	12,237	12,569	12,935	11,272	24,671	22,644
Total RPG	12,459	45,912	15,174	12,977	12,028	58,371	59,271

Total loan fees - Total Company	$14,195	$47,513	$16,643	$14,887	$13,631	$61,708	$62,503

(2)	Provision for expected credit loss expense includes provisions for losses on on-balance sheet loans. Provision expense for off-balance sheet credit exposures is a component of “Other” noninterest expense.

(3)	In the ordinary course of business, the Bank originates both mortgage and consumer loans with the intent to sell. Mortgage loans originated with the intent to sell are primarily originated and sold into the secondary market through the Traditional Banking segment, while consumer loans originated with the intent to sell are originated and sold through the RCS segment. During the first quarter of 2025, the Traditional Banking segment entered into an agreement to sell $5 million of consumer credit cards. As a result, these loans were transferred from held for investment to held for sale. Gains on sale of mortgage loans are recorded as a component of “Mortgage Banking” income. Gains on sale of RCS consumer loans are recorded as a component of “Program Fees.” The gain on the sale of the consumer credit cards was recorded as a component of “Other” noninterest income during the second quarter of 2025.

	As of and for the Three Months Ended					As of and for the Six Months Ended
(dollars in thousands)	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Jun. 30, 2025	Jun. 30, 2024

Mortgage Loans Held for Sale

Balance, beginning of period	$9,140	$8,312	$8,526	$9,703	$80,884	$8,312	$3,227
Originations	51,788	41,233	50,065	57,142	52,706	93,021	79,752
Transferred from held for investment to held for sale	—	—	—	—	(1,291)	—	68,173
Proceeds from sales	(53,561)	(41,816)	(51,724)	(59,732)	(123,693)	(95,377)	(142,466)
Net gain on sale	1,483	1,411	1,445	1,413	1,097	2,894	1,017
Balance, end of period	$8,850	$9,140	$8,312	$8,526	$9,703	$8,850	$9,703

Consumer Loans Held for Sale

Balance, beginning of period	$32,125	$24,075	$25,881	$32,201	$19,176	$24,075	$24,008
Originations	321,127	266,651	290,881	350,413	402,141	587,778	590,488
Transferred from held for investment to held for sale	—	4,977	—	—	—	4,977	—
Proceeds from sales	(329,345)	(266,633)	(296,163)	(360,910)	(392,755)	(595,978)	(589,339)
Net gain on sale	4,045	3,055	3,476	4,177	3,639	7,100	7,044
Balance, end of period	$27,952	$32,125	$24,075	$25,881	$32,201	$27,952	$32,201

(4)	The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024

Total stockholders' equity - GAAP (a)	$1,060,106	$1,034,089	$992,029	$979,705	$955,423
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	6,840	6,875	6,975	7,052	7,030
Less: Core deposit intangible	1,739	1,841	1,957	2,072	2,187
Tangible stockholders' equity - Non-GAAP (c)	$1,011,011	$984,857	$942,581	$930,065	$905,690

Total assets - GAAP (b)	$6,970,917	$7,075,555	$6,846,667	$6,692,470	$6,616,574
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	6,840	6,875	6,975	7,052	7,030
Less: Core deposit intangible	1,739	1,841	1,957	2,072	2,187
Tangible assets - Non-GAAP (d)	$6,921,822	$7,026,323	$6,797,219	$6,642,830	$6,566,841

Total stockholders' equity to total assets - GAAP (a/b)	15.21%	14.61%	14.49%	14.64%	14.44%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	14.61%	14.02%	13.87%	14.00%	13.79%

Number of shares outstanding (e)	19,527	19,518	19,448	19,443	19,425

Book value per share - GAAP (a/e)	$54.29	$52.98	$51.01	$50.39	$49.19
Tangible book value per share - Non-GAAP (c/e)	51.78	50.46	48.47	47.84	46.62

(5)	The efficiency ratio equals total noninterest expense divided by the sum of net interest income and noninterest income. The adjusted efficiency ratio, a non-GAAP measure with no GAAP comparable, excludes notable nonrecurring revenues and expenses related to the gain on the sale of Visa Class B-1 shares, gain on sale of consumer credit cards, insurance proceeds, expenses related to the Bank’s planned core system conversion, as well as merger expenses.

	Three Months Ended					Six Months Ended
(dollars in thousands)	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Jun. 30, 2025	Jun. 30, 2024

Net interest income - GAAP (a)	$76,202	$102,688	$75,394	$71,305	$68,536	$178,890	$165,455
Noninterest income - GAAP (b)	17,644	33,154	14,118	16,813	18,346	50,798	41,719
Total net revenue - GAAP (c)	$93,846	$135,842	$89,512	$88,118	$86,882	$229,688	$207,174
Less: Gain on sale of Visa Class B-1 shares	—	4,090	—	—	—	4,090	—
Less: Gain on sale of consumer credit card portfolio	328	—	—	—	—	328	—
Less: Insurance proceeds	—	1,571	—	—	—	1,571	—
Total adjusted income - Non-GAAP (e)	$93,518	$130,181	$89,512	$88,118	$86,882	$223,699	$207,174

Noninterest expense - GAAP (d)	$51,633	$58,208	$53,511	$48,609	$49,634	$109,841	$100,605
Less: Expenses related to CBank acquisition	—	—	—	—	—	—	41
Less: Core conversion & contract consulting fees	182	5,714	—	—	—	5,896	—
Adjusted noninterest expense - Non-GAAP (f)	$51,451	$52,494	$53,511	$48,609	$49,634	$103,945	$100,564

Efficiency Ratio - GAAP-derived (d/c)	55.0%	42.8%	59.8%	55.2%	57.1%	47.8%	48.6%
Adjusted Efficiency Ratio - Non-GAAP (f/e)	55.0%	40.3%	59.8%	55.2%	57.1%	46.5%	48.5%

(6)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(7)	FTEs – Full-time-equivalent employees.

(8)	The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due. Delinquent loans as of June 30, 2025, included $0 of Refund Advances (“RA”), which do not have a contractual due date, but the Company considered an RA delinquent in 2025 if it remained unpaid 35 days after the taxpayer’s tax return was submitted to the applicable taxing authority.

NM – Not meaningful

NA – Not applicable

QTD – Quarter-to-date

YTD – Year-to-date

CONTACT:

Republic Bancorp, Inc.

Kevin Sipes

Executive Vice President & Chief Financial Officer

(502) 560-8628